UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2017

American Capital Senior Floating, Ltd.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01025	46-1996220
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, 14th Floor, Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 968-9310

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2017, ACSF Funding I, LLC (“ACSF Funding”), a wholly owned special purpose financing vehicle of American Capital Senior Floating, Ltd. (the “Registrant”), entered into an amendment (the “Credit Facility Amendment”) to the documents governing ACSF Funding’s secured revolving credit facility (the “ACSF Credit Facility”) with Bank of America, N.A. The Credit Facility Amendment amends the relevant provisions of the ACSF Credit Facility to reflect the appointment of Ivy Hill Asset Management, L.P. (“IHAM”) as the Registrant’s new investment adviser.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2017, the Registrant announced that the appointment of IHAM as the Registrant’s new investment manager became effective on January 3, 2017 (the “IHAM Appointment”).  In connection therewith, on January 3, 2017, the Registrant’s board of directors (the “Board”) appointed Kevin Braddish as a director of the Registrant, effective immediately, to fill the vacant seat created by Malon Wilkus’s previously announced resignation from the Registrant. Mr. Braddish’s initial term will expire at the 2017 annual meeting of stockholders of the Registrant.  As previously announced, on January 3, 2017, Stan Lundine resigned from the Board.  The vacant seat created by Mr. Lundine’s resignation from the Board currently remains unfilled.

On January 3, 2017, the previously announced resignations of Mark Pelletier from his positions as President and Chief Investment Officer of the Registrant (Principal Executive Officer) and John Erickson from his positions as Executive Vice President and Chief Financial Officer of the Registrant (Principal Financial Officer and Principal Accounting Officer) became effective.  Also on January 3, 2017, the Board appointed (i) Kevin Braddish as President and Chief Executive Officer of the Registrant, (ii) Penni F. Roll as Chief Financial Officer of the Registrant, and (iii) Scott Lem as Chief Accounting Officer of the Registrant, in each case, effective immediately.

Mr. Braddish serves as a director of and the President and Chief Executive Officer of the Registrant.  He also serves as President of IHAM, which is the Registrant’s investment adviser, where he has been employed since July 2010.  Additionally, he is a member of the IHAM Investment Committee.  Prior to joining IHAM in 2010, Mr. Braddish was a Founder and Chief Investment Officer of Emporia Capital Management, LLC. Previously, Mr. Braddish was a Managing Director and Group Head for Commercial Lending at PB Capital, where he focused on portfolio management. In addition, he was Managing Director of the Leveraged Finance Group, where he focused on the unit’s origination, underwriting and syndication of middle market loans to private equity groups.  In addition, Mr. Braddish was a Senior Originator in the Commercial Finance Group of GE Capital Group.  Mr. Braddish began his career at The Bank of New York, where he focused on a range of lending areas, including middle market lending and leveraged finance. Mr. Braddish is a holds a B.A. from The College of William & Mary in Business Administration and holds an M.B.A. from Adelphi University in Finance.

Ms. Roll serves as Chief Financial Officer of the Registrant. She also serves as the Chief Financial Officer of the Ares Credit Group of Ares Management, L.P. (“Ares”), Ares Capital Corporation (NASDAQ:ARCC) (“ARCC”), and Ares Dynamic Credit Allocation Fund, Inc. (NYSE:ARDC) (“ARDC”). She is also Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of Ivy Hill Asset Management GP, LLC (“IHAM GP”), IHAM’s general partner. She joined Ares in April 2010 and now serves as Partner—Chief Financial Officer of Ares Credit Group.  She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares or of investment funds managed by Ares and its affiliates. Prior to joining Ares, Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP’s financial services practice. She also serves on the Board of Managers of IHAM GP. Ms. Roll graduated magna cum laude with a B.S.B.A. in Accounting from West Virginia University.

Mr. Lem serves as Chief Accounting Officer of the Registrant. He also serves as Controller of IHAM, Controller and Treasurer of IHAM GP, Chief Accounting Officer, Vice President and Treasurer of ARCC and Treasurer of ARDC. Mr. Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013. Additionally, Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. He may from time to time serve as an officer, director or principal of entities affiliated with Ares or of investment funds managed by Ares and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares. Prior to joining Ares in July 2003, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California’s Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California’s Marshall School of Business. Mr. Lem has also received an M.B.A. in Finance from UCLA’s Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

Item 7.01 Regulation FD Disclosure.

On January 4, 2017, the Registrant issued a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description
99.1	Press Release, dated as of January 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL SENIOR FLOATING, LTD.

Date: January 4, 2017

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated as of January 4, 2017